MAINSTAY VP FUNDS TRUST

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Income Builder Portfolio

(the “Portfolios”)

Supplement dated August 17, 2017 (“Supplement”) to the
Summary Prospectuses and Prospectus dated May 1, 2017, as supplemented and

Statement of Additional Information dated May 1, 2017, as supplemented (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

Effective October 31, 2017, Eric Sappenfield will no longer serve as a portfolio manager of the Portfolios. All references to Mr. Sappenfield are deleted in their entirety.

Michael Welhoelter, William Priest, Kera Van Valen, and John M. Tobin will continue to serve as portfolio managers of the Portfolios. Dan Roberts, Michael Kimble, and Louis N. Cohen will also continue to serve as portfolio managers of the MainStay VP Income Builder Portfolio for the portion of the Portfolio subadvised by MacKay Shields LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.